Exhibit 99(1)


      Amerada Hess Reports Estimated Results for the First Quarter of 2006


   NEW YORK--(BUSINESS WIRE)--April 26, 2006--Amerada Hess
Corporation (NYSE: AHC) reported net income of $695 million for the first quarter of 2006 compared with net income of $219 million for the first quarter of 2005. See the following page for a table of items affecting the comparability of earnings between periods. The after-tax results by major operating activity are as follows:



                                              Three months ended
                                             March 31 (unaudited)
                                          ---------------------------
                                               2006           2005
                                          ------------   ------------
                                            (In millions, except per
                                                 share amounts)
Exploration and Production                  $     706      $     263
Marketing and Refining                             49             63
Corporate                                         (23)           (69)
Interest expense                                  (37)           (38)
                                          ------------   ------------
Net income                                  $     695      $     219
                                          ============   ============
Net income per share (diluted)              $    6.62      $    2.12
                                          ============   ============
Weighted average number of shares
 (diluted)                                      104.9          103.2
                                          ============   ============


   Exploration and Production earnings were $706 million in the first quarter of 2006 compared with $263 million in the first quarter of 2005. First quarter 2006 results included an after-tax gain of $186 million related to the sale of certain producing properties located in the Permian Basin in Texas and New Mexico. The Corporation's oil and gas production, on a barrel-of-oil equivalent basis, was 361,000 barrels per day in the first quarter of 2006 compared with 358,000 barrels per day in the first quarter of 2005. In the first quarter of 2006, the Corporation's average worldwide crude oil selling price, including the effect of hedging, was $53.30 per barrel, an increase of $21.99 per barrel from the first quarter of 2005. The increase reflects higher crude oil prices and reduced hedge positions in 2006. The Corporation's average United States natural gas selling price was $7.73 per Mcf in the first quarter of 2006, an increase of $1.58 per Mcf from the first quarter of 2005.
   Marketing and Refining earnings were $49 million in the first quarter of 2006 compared with $63 million in the first quarter of 2005. Refining earnings were $21 million in the first quarter of 2006 compared with $42 million in the first quarter of 2005. In the first quarter of 2006, earnings from HOVENSA were adversely impacted by the unscheduled shutdown and maintenance of the fluid catalytic cracking unit which lasted for approximately 20 days. Marketing operations generated earnings of $12 million in the first quarter of 2006, compared with $13 million in the same period of 2005.

   The following items, on an after-tax basis, are included in net income (in millions):



                                              Three months ended
                                                   March 31
                                            -----------------------
                                                 2006         2005
                                            ----------   ----------
Exploration and Production
--------------------------
     Gains from asset sales                   $   186      $    11
     Legal settlement                               -           11
Corporate
---------
     Tax on repatriated earnings                    -          (41)
                                            ----------   ----------
                                              $   186      $   (19)
                                            ==========   ==========


   Net cash provided by operating activities was $1,198 million in the first quarter of 2006 compared with $461 million in 2005. Capital and exploratory expenditures for the first quarter of 2006 amounted to $1,387 million of which $1,354 million related to exploration and production activities. These expenditures include $673 million for the acquisition of a 55% working interest in the deepwater section of the West Mediterranean Block 1 Concession in Egypt and the initial payment for the Corporation's re-entry into Libya. Capital and exploratory expenditures for the first quarter of 2005 amounted to $483 million, including $454 million for exploration and production.
   At March 31, 2006, cash and cash equivalents totaled $504 million compared with $315 million at December 31, 2005. The Corporation's debt to capitalization ratio at March 31, 2006 was 35.8% compared with 37.6% at the end of 2005. Total debt was $3,775 million at March 31, 2006 and $3,785 million at December 31, 2005.



        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                    First       First       Fourth
                                   Quarter     Quarter      Quarter
                                     2006        2005         2005
                                 ----------- -----------  -----------
Income Statement
----------------
  Revenues and Non-operating
   Income
   Sales (excluding excise
    taxes) and other operating
    revenues                      $   7,159   $   4,957    $   7,059
   Non-operating income
    Equity in income (loss) of
     HOVENSA L.L.C.                      (2)         50           67
    Gain on asset sales                 289          18           30
    Other, net                           15          45          (10)
                                 ----------- -----------  -----------
     Total revenues and non-
      operating income                7,461       5,070        7,146
                                 ----------- -----------  -----------

  Costs and Expenses
   Cost of products sold
    (excluding items shown
    separately below)                 5,229       3,628        5,367
   Production expenses                  265         225          284
   Marketing expenses                   231         197          238
   Exploration expenses,
    including dry holes
    and lease impairment                112         133           86
   Other operating expenses              31          31           37
   General and administrative
    expenses                            106          85          103
   Interest expense                      57          61           55
   Depreciation, depletion and
    amortization                        266         254          258
                                 ----------- -----------  -----------
     Total costs and expenses         6,297       4,614        6,428
                                 ----------- -----------  -----------
   Income before income taxes         1,164         456          718
   Provision for income taxes           469         237          266
                                 ----------- -----------  -----------
   Net income                     $     695   $     219    $     452
                                 =========== ===========  ===========
   Preferred stock dividends             12          12           12
                                 ----------- -----------  -----------
   Net income applicable to
    common stockholders           $     683   $     207    $     440
                                 =========== ===========  ===========

Supplemental Income Statement
  Information
-----------------------------
  Foreign currency gains
   (losses), after-tax            $       7   $       6    $       2
  Capitalized interest                   24          14           23

Cash Flow Information
---------------------
  Net cash provided by
   operating activities (*)       $   1,198   $     461    $     289

Capital and Exploratory
 Expenditures
-----------------------
  Exploration and Production
   United States                  $     160   $      91    $      95
   International                      1,194         363          654
                                 ----------- -----------  -----------
    Total Exploration and
     Production                       1,354         454          749
  Marketing and Refining                 33          29           32
                                 ----------- -----------  -----------
    Total Capital and
     Exploratory Expenditures     $   1,387   $     483    $     781
                                 =========== ===========  ===========
  Exploration expenses charged
   to income included above
   United States                  $      24   $       8    $      28
   International                         27           8           29
                                 ----------- -----------  -----------
                                  $      51   $      16    $      57
                                 =========== ===========  ===========

  (*) Includes changes in working capital



        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)


                                               March 31    December 31
                                                 2006          2005
                                             ------------ ------------
Balance Sheet Information
-------------------------

   Cash and cash equivalents                 $      504   $       315
   Other current assets                           4,075         4,975
   Investments                                    1,189         1,389
   Property, plant and equipment - net           10,970         9,512
   Other assets                                   3,147         2,924
                                             ------------ ------------
            Total assets                     $   19,885   $    19,115
                                             ============ ============

   Short-term debt and current maturities of
    long-term debt                           $      107   $        26
   Other current liabilities                      6,061         6,421
   Long-term debt                                 3,668         3,759
   Deferred liabilities and credits               3,290         2,623
   Stockholders' equity excluding other
    comprehensive income (loss)                   8,487         7,812
   Accumulated other comprehensive income
    (loss)                                       (1,728)       (1,526)
                                             ------------ ------------
            Total liabilities and
             stockholders' equity            $   19,885   $    19,115
                                             ============ ============



        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
            EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
                       (IN MILLIONS OF DOLLARS)

                                           First Quarter 2006
                                  -----------------------------------
                                    United
                                    States   International    Total
                                  ---------- ------------- ----------

Sales and other operating revenues $    344   $     1,207   $  1,551
Non-operating income                    288            13        301
                                  ---------- ------------- ----------
          Total revenues                632         1,220      1,852
                                  ---------- ------------- ----------
Costs and expenses
  Production expenses, including
   related taxes                         52           213        265
  Exploration expenses, including
   dry holes and lease impairment        62            50        112
  General, administrative and
   other expenses                        20            25         45
  Depreciation, depletion and
   amortization                          29           222        251
                                  ---------- ------------- ----------
          Total costs and expenses      163           510        673
                                  ---------- ------------- ----------

  Results of operations before
   income taxes                         469           710      1,179
  Provision for income taxes            167           306        473
                                  ---------- ------------- ----------
Results of operations              $    302   $       404   $    706
                                  ========== ============= ==========

                                          First Quarter 2005
                                  -----------------------------------
                                    United
                                    States   International   Total
                                  ---------- ------------- ----------

Sales and other operating revenues $    279   $       751   $  1,030
Non-operating income (expenses)          (2)           49         47
                                  ---------- ------------- ----------
          Total revenues                277           800      1,077
                                  ---------- ------------- ----------
Costs and expenses
  Production expenses, including
   related taxes                         49           176        225
  Exploration expenses, including
   dry holes and lease impairment       109            24        133
  General, administrative and
   other expenses                        19            10         29
  Depreciation, depletion and
   amortization                          44           197        241
                                  ---------- ------------- ----------
          Total costs and expenses      221           407        628
                                  ---------- ------------- ----------

  Results of operations before
   income taxes                          56           393        449
  Provision for income taxes             22           164        186
                                  ---------- ------------- ----------
Results of operations              $     34   $       229   $    263
                                  ========== ============= ==========

                                           Fourth Quarter 2005
                                  -----------------------------------
                                    United
                                    States   International   Total
                                  ---------- ------------- ----------

Sales and other operating revenues $    274   $       826   $  1,100
Non-operating income                      3            28         31
                                  ---------- ------------- ----------
          Total revenues                277           854      1,131
                                  ---------- ------------- ----------
Costs and expenses
  Production expenses, including
   related taxes                         70           214        284
  Exploration expenses, including
   dry holes and lease impairment        34            52         86
  General, administrative and
   other expenses                        21            22         43
  Depreciation, depletion and
   amortization                          24           216        240
                                  ---------- ------------- ----------
          Total costs and expenses      149           504        653
                                  ---------- ------------- ----------

  Results of operations before
   income taxes                         128           350        478
  Provision for income taxes             43           137        180
                                  ---------- ------------- ----------
Results of operations              $     85   $       213   $    298
                                  ========== ============= ==========


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                SUPPLEMENTAL OPERATING DATA (UNAUDITED)
           (IN THOUSANDS, EXCEPT FOR AVERAGE SELLING PRICES)

                                    First        First       Fourth
                                   Quarter      Quarter      Quarter
                                     2006         2005         2005
                                 -----------  -----------  -----------

Operating Data
--------------
  Net Production Per Day
  ----------------------
   Crude oil - barrels
     United States                       41           49           37
     Europe                             113          120          105
     Africa                              82           64           66
     Asia and other                      10            5           10
                                 -----------  -----------  -----------
                 Total                  246          238          218
                                 ===========  ===========  ===========

   Natural gas liquids - barrels
     United States                        9           13            9
     Europe                               4            7            4
                                 -----------  -----------  -----------
                 Total                   13           20           13
                                 ===========  ===========  ===========

   Natural gas - mcf
     United States                      123          165          112
     Europe                             280          336          254
     Asia and other                     207          103          147
                                 -----------  -----------  -----------
                 Total                  610          604          513
                                 ===========  ===========  ===========
   Barrels of oil equivalent            361          358          316
                                 ===========  ===========  ===========

  Average Selling Price
   (including hedging)
  ---------------------
   Crude oil - per barrel
     United States                $   57.39    $   32.18    $   30.95
     Europe                           54.98        31.21        33.50
     Africa                           45.67        30.06        34.08
     Asia and other                   59.04        45.32        55.30

   Natural gas liquids - per
    barrel
     United States                $   44.21    $   32.83    $   48.67
     Europe                           47.16        31.69        44.60

   Natural gas  - per mcf
     United States                $    7.73    $    6.15    $   11.75
     Europe                            8.39         5.41         6.91
     Asia and other                    3.89         3.93         4.04


  Average Selling Price
   (excluding hedging)
  ---------------------
   Crude oil - per barrel
     United States                $   57.39    $   45.18    $   54.85
     Europe                           56.89        46.82        53.10
     Africa                           61.61        44.84        54.72
     Asia and other                   59.04        45.32        55.30

   Natural gas liquids - per
    barrel
     United States                $   44.21    $   32.83    $   48.67
     Europe                           47.16        31.69        44.60

   Natural gas - per mcf
     United States                $    7.73    $    6.15    $   11.75
     Europe                            8.39         5.41         6.91
     Asia and other                    3.89         3.93         4.04



        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                 HEDGED PRICES AND VOLUMES (UNAUDITED)

                                      Brent Crude Oil
                             ---------------------------------
                             Average Selling    Thousands of
         Maturity                 Price        barrels per day
 -------------------------   ---------------   ---------------
 2006
    2nd Quarter                $   28.21               30
    3rd Quarter                    27.96               30
    4th Quarter                    27.75               30

 2007                              25.85               24
 2008                              25.56               24
 2009                              25.54               24
 2010                              25.78               24
 2011                              26.37               24
 2012                              26.90               24

Note: There were no WTI crude oil or natural gas hedges outstanding at March 31, 2006.


        AMERADA HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
   MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA
                              (UNAUDITED)

                                       First       First      Fourth
                                      Quarter     Quarter    Quarter
                                        2006        2005       2005
                                     ---------   ---------  ----------
Financial Information
(in millions of
 dollars)
---------------------

  Marketing and Refining
   Earnings
  ----------------------
  Income before income
   taxes                             $     76    $    102   $     358
  Provision for income
   taxes                                   27          39         129
                                     ---------   ---------  ----------
         Marketing and
          Refining
          Earnings                   $     49    $     63   $     229
                                     =========   =========  ==========

  Summary of Marketing and Refining
   Earnings
  ----------------------------------
      Refining                       $     21    $     42   $      83
      Marketing                            12          13         131
      Trading                              16           8          15
                                     ---------   ---------  ----------
         Total Marketing and
          Refining Earnings          $     49    $     63   $     229
                                     =========   =========  ==========

----------------------------------------------------------------------

Operating Data
(in thousands unless noted)
---------------------------

  Refined Product Sales
   (barrels per day)
  ----------------------
      Gasoline                            226         181         218
      Distillates                         166         166         170
      Residuals                            85          74          78
      Other                                43          41          53
                                     ---------   ---------  ----------
             Total                        520         462         519
                                     =========   =========  ==========

  Refinery Throughput
   (barrels per day)
  ----------------------
      HOVENSA - Crude
       runs                               420         449         482
      HOVENSA - AHC 50%
       share                              210         225         241
      Port Reading                         64          35          64

                          Refinery
  Refinery Utilization    Capacity
  --------------------  ------------
      HOVENSA           (barrels per
                            day)
         Crude              500         84.0%**     89.8%       96.3%
         FCC                150         66.4%*      57.2%**     87.1%
         Coker               58         85.7%*      92.9%       85.3%*
      Port Reading           65         98.6%       56.5%**     98.5%


* Utilization for these units was impacted by unscheduled refinery maintenance.
** Reflects reduced utilization primarily resulting from scheduled maintenance.

  Retail Marketing
  ----------------
      Number of retail
       stations (a)                     1,343       1,250       1,354
      Convenience store revenue (in
       millions of dollars) (b)      $    233    $    218   $     241
      Average gasoline volume per
       station (gallons per month)(b)     195         195         199


(a) Includes company operated, Wilco-Hess, dealer and branded retailer.
(b) Company operated only.



    CONTACT: Amerada Hess Corporation
             J.R. Wilson, 212-536-8940